Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

On December 19, 2023, Xinjiang United Family entered into a loan agreement with Tianshan Rural Commercial Bank to borrow RMB3.0 million ($423,741) as working capital for a year, with a maturity date of December 18, 2024. The loan bears a fixed interest rate of 5.50% per annum. The Company received the loan on January 29, 2024. The loan is guaranteed by the Company’s controlling shareholder Mr. Gang Li and his family member, Ms. Ying Xiong. The loan is also guaranteed by two third-parties, Mr. Wei Jiang and his family member.

The Company evaluated the subsequent events through April 30, 2024, which is the date of the issuance of these consolidated financial statements, and concluded that there are no additional subsequent events except disclosed above that would have required adjustment or disclosure in the consolidated financial statements.